                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 11, 2005

                               CANDELA CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             000-14742                                   04-2477008
      ------------------------                     ----------------------
      (Commission File Number)                     (I.R.S. Employer
                                                   Identification Number)


530 BOSTON POST ROAD, WAYLAND, MASSACHUSETTS              01778
--------------------------------------------            ----------
  (Address of Principal Executive Offices)              (Zip Code)


                                 (508) 358-7400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                      -2-


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

DIRECTOR COMPENSATION

On February 11, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors of the registrant approved compensation for members of the Board of Directors who are not employees of the Company (each, a "Non-Employee Director"). Directors who are employees of the Company receive no additional compensation for their service as a Director.

Retroactive to January 1, 2005, Non-Employee Directors will receive the following annual retainers and meeting fees:

         (i)      an annual retainer of $12,500;

         (ii) an additional annual retainer of $5,000 for the Chair of the Board of Directors;

         (iii) an additional annual retainer of $5,000 for the Chair of the Audit Committee (unless such person is also Chair of the Board of Directors);

         (iv) an additional annual retainer of $2,500 for the Chair of the Compensation Committee;

         (v) a fee of $1,500 per meeting of the Board of Directors that such Non-Employee Director attends in person;

         (vi) a fee of $1,000 per meeting of the Board of Directors that such Non-Employee Director attends by telephone;

         (vii) a fee of $1,000 per committee meeting, that takes place on a day other than a day on which there is a regularly scheduled meeting of the Board of Directors, and that such Non-Employee Director attends in person; and

         (viii) a fee of $500 per committee meeting, that takes place on a day other than a day on which there is a regularly scheduled meeting of the Board of Directors, and that such Non-Employee Director attends by telephone.

Non-Employee Directors are also reimbursed for out-of-pocket expenses incurred in connection with the performance of their duties as a Director.

In addition, on February 11, 2005, the Compensation Committee granted each Non-Employee Director options to purchase 15,000 shares of the registrant's common stock, $.01 par value per share (the "Common Stock"), at a per share purchase price equal to the fair market value of the Common Stock on February 11, 2005. The options were immediately exercisable and will terminate on February 11, 2015 unless terminated earlier in accordance with the terms of such options. Until any subsequent amendment of policy, the Compensation Committee intends to provide annual grants of 15,000 options to each Non-Employee Director for each year of service on the Board of Directors.

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                                      -3-


EXECUTIVE OFFICER COMPENSATION

On February 11, 2005, the Compensation Committee approved base salary increases for certain executive officers. Gerard E. Puorro will receive an annual base salary of $400,000, Dr. James C. Hsia will receive an annual base salary of $220,919, and William H. McGrail will receive an annual base salary of $207,405, in each case retroactive to the anniversary of their last performance review.

On February 11, 2005, the Compensation Committee approved the registrant's 2005 Executive Bonus Plan (the "Executive Bonus Plan").

The Compensation Committee approves executive officers for inclusion in the Executive Bonus Plan. Only executive officers whose compensation is not tied to specific sales targets are eligible for inclusion in the Plan.

Pursuant to the terms of the Executive Bonus Plan, each executive officer who participates in the Executive Bonus Plan will receive a cash bonus if the registrant achieves a certain percentage of the registrant's operating target (the "Operating Target"). The following table sets forth percentages of the Operating Target and the corresponding cash bonus (expressed as a percentage of base salary).


                              ---------------------------------------------------------
                                                          BONUS
                                                   (% OF BASE SALARY)
----------------------------- ------------------------- -------------------------------
 % OF OPERATING TARGET        EXECUTIVE OFFICERS (OTHER     CHIEF EXECUTIVE OFFICER
                              THAN THE CHIEF EXECUTIVE
                                     OFFICER)
----------------------------- ------------------------- -------------------------------
                         80%                        0%                              0%
----------------------------- ------------------------- -------------------------------
                         81%                        1%                            1.5%
----------------------------- ------------------------- -------------------------------
                         82%                        2%                              3%
----------------------------- ------------------------- -------------------------------
                         83%                        3%                            4.5%
----------------------------- ------------------------- -------------------------------
                         84%                        4%                              6%
----------------------------- ------------------------- -------------------------------
                         85%                        5%                            7.5%
----------------------------- ------------------------- -------------------------------
                         86%                        6%                              9%
----------------------------- ------------------------- -------------------------------
                         87%                        7%                           10.5%
----------------------------- ------------------------- -------------------------------
                         88%                        8%                             12%
----------------------------- ------------------------- -------------------------------
                         89%                        9%                           13.5%
----------------------------- ------------------------- -------------------------------
                         90%                       10%                             15%
----------------------------- ------------------------- -------------------------------
                         91%                       11%                           16.5%
----------------------------- ------------------------- -------------------------------
                         92%                       12%                             18%
----------------------------- ------------------------- -------------------------------
                         93%                       13%                           19.5%
----------------------------- ------------------------- -------------------------------
                         94%                       14%                             21%
----------------------------- ------------------------- -------------------------------
                         95%                       15%                           22.5%
----------------------------- ------------------------- -------------------------------
                         96%                       16%                             24%
----------------------------- ------------------------- -------------------------------
                         97%                       17%                           25.5%
----------------------------- ------------------------- -------------------------------
                         98%                       18%                             27%
----------------------------- ------------------------- -------------------------------
                         99%                       19%                           28.5%
----------------------------- ------------------------- -------------------------------
                        100%                       30%                             45%
----------------------------- ------------------------- -------------------------------
                 101% and up  Add 1.5% for each %       Add 2.25% for each % increase
                              increase in Operating     in Operating Target
                              Target
----------------------------- ------------------------- -------------------------------

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                                      -4-


In addition, on February 11, 2005 the Compensation Committee granted each Executive Officer listed in the following table an option to purchase the number of shares of Common Stock set forth opposite such executive officer's name at the per share purchase price equal to the fair market value of the Common Stock on February 11, 2005. The options were immediately exercisable and will terminate on February 11, 2015 unless terminated earlier in accordance with the terms of such options.


                      --------------------------------- -------------------------------
                             EXECUTIVE OFFICER            NUMBER OF SHARES OF COMMON
                                                        STOCK UNDERLYING OPTION GRANT
                      --------------------------------- -------------------------------
                      Gerard E. Puorro                               20,000
                      --------------------------------- -------------------------------
                      Dr. James C. Hsia                              15,000
                      --------------------------------- -------------------------------
                      F. Paul Broyer                                 10,000
                      --------------------------------- -------------------------------
                      Paul B. Cardarelli                             10,000
                      --------------------------------- -------------------------------
                      Dennis S. Herman                               10,000
                      --------------------------------- -------------------------------
                      William H. McGrail                             10,000
                      --------------------------------- -------------------------------
                      Toshio Mori                                    10,000
                      --------------------------------- -------------------------------
                      Robert J. Wilber                               10,000
                      --------------------------------- -------------------------------
                      Dr. Kathleen McMillan                           5,000
                      --------------------------------- -------------------------------
                      Robert E. Quinn                                 5,000
                      --------------------------------- -------------------------------



ITEM 7.01.  REGULATION FD DISCLOSURE.

On February 16, 2005, the registrant issued a press release announcing the interim decision of the arbitrator in the registrant's dispute with The Regents of the University of California. A copy of the press release is furnished as
Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits. The following exhibits are furnished as part of this report:

         Exhibit 99.1    Press release dated February 16, 2005.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CANDELA CORPORATION


                               By: /s/ F. Paul Broyer
                                   --------------------------------------------
                                   F. Paul Broyer
                                   Senior Vice President, Finance &
                                   Administration, and Chief Financial Officer
                                   (principal financial and accounting officer)


Date:  February 17, 2005


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                                      -6-


                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION

99.1                 Press release dated February 16, 2005